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                                                             Exhibit 99.906.Cert

FORM N-CSR ITEM 11(b) EXHIBIT


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Floating Rate Income Trust (the "Trust"), that:

  (a) the Semi-Annual Report of the Trust on Form N-CSR for the period ended November 30, 2004 (the "Report") fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE FUND AND WILL BE RETAINED BY THE FUND AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: January 19, 2005


/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: January 19, 2005


/s/ Payson F. Swaffield
-----------------------
Payson F. Swaffield
President